Loans Payable	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
LOANS PAYABLE
13.
LOANS PAYABLE

Short-term Loans

Short-term loans as of December 31, 2024 and 2025 amounted to RMB3,786.9 million and RMB2,493.1 million (US$356.5 million), respectively, which primarily consisted of RMB denominated borrowings from financial institutions in the PRC that are repayable within one year. As of December 31, 2024 and 2025, the repayments of primarily all of the short-term loans are guaranteed by other subsidiaries within the Group.

Structured payable arrangements

In 2023, 2024 and 2025, the Group entered into structured payable arrangements with banks or other financial institutions (“factoring arrangements”). Under the factoring arrangements, the suppliers’ receivables collection process was accelerated through selling its receivables from the Group to the banks or other financial institutions at a discount. For the years ended December 31, 2023, 2024 and 2025, the Group was legally obligated to pay the banks or other financial institutions in the amount totaling RMB1,771.1 million, RMB1,119.2 million and RMB812.1 million (US$116.1 million), respectively, which will mature within one year.

As a result of the factoring arrangements, the payment terms of the Group’s original accounts payables were substantially modified and considered extinguished as the nature of the original liability has changed from accounts payables to loan borrowings from banks or other financial institutions. The proceeds from borrowings from banks or other financial institutions is a financing activity and is reported as “Proceeds from short-term loans” in the consolidated statements of cash flows. As of December 31, 2024 and 2025, the outstanding borrowings from the factoring arrangements were RMB717.9 million and RMB693.0 million (US$99.1 million), respectively, which are repayable within one year and are included in “Short-term loans” on the consolidated balance sheets.

The weighted average interest rate for all of the outstanding short-term borrowings mentioned above as of December 31, 2024 and 2025 was 2.89% and 2.32%, respectively. As of December 31, 2024 and 2025, the aggregate amounts of unused lines of credit for short-term loans were RMB2,744.1 million and RMB2,692.8 million (US$385.1 million), respectively.

Long-term Loans

As of December 31, 2024 and 2025, the outstanding long-term loans were RMB1,204.8 million and RMB4,107.3 million (US$587.3 million), respectively, which primarily consisted of RMB denominated borrowings from financial institutions in the PRC. As of December 31, 2025, the repayments are guaranteed by other subsidiaries within the Group and collateralized by the land use right and the construction in process of one of the Group’s subsidiaries with total carrying amount of RMB282.8 million (US$40.4 million). The principal of primarily all of the long-term loans will be repaid within three years and the amount repayable within the next twelve months are classified as “Long-term loans, current portion”.

The weighted average interest rate for all of the outstanding long-term borrowings mentioned above as of December 31, 2024 and 2025 was 3.58% and 2.82%, respectively. As of December 31, 2025, the aggregate amounts of unused lines of credit for long-term loans were RMB732.3 million (US$104.7 million).